FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Resmae	1,109	177,790,481.74	100.00	7.328	650	80.69

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	6	988,969.47	0.56	5.408	700	63.52
5.501 - 6.000	65	16,861,121.55	9.48	5.849	664	76.52
6.001 - 6.500	142	36,946,334.89	20.78	6.350	666	78.17
6.501 - 7.000	218	49,564,573.53	27.88	6.816	657	77.32
7.001 - 7.500	99	20,059,224.41	11.28	7.283	644	78.25
7.501 - 8.000	86	15,854,209.46	8.92	7.774	624	78.65
8.001 - 8.500	45	6,925,947.25	3.90	8.319	587	81.79
8.501 - 9.000	55	7,787,162.89	4.38	8.800	626	87.33
9.001 - 9.500	46	3,649,774.64	2.05	9.372	650	92.39
9.501 - 10.000	168	9,511,622.03	5.35	9.824	661	96.57
10.001 - 10.500	69	4,021,849.36	2.26	10.372	653	99.49
10.501 - 11.000	78	4,235,499.51	2.38	10.862	626	98.15
11.001 - 11.500	32	1,384,192.75	0.78	11.217	624	99.64

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

Min: 5.350
Max: 11.500
Weighted Average: 7.328

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	204	6,672,443.30	3.75	10.101	659	98.92
50,000.01 - 100,000.00	286	21,569,606.03	12.13	9.145	654	91.32
100,000.01 - 150,000.00	155	19,096,716.05	10.74	7.456	649	80.24
150,000.01 - 200,000.00	124	22,116,457.17	12.44	7.059	645	77.91
200,000.01 - 250,000.00	89	20,057,680.63	11.28	6.921	642	77.92
250,000.01 - 300,000.00	87	23,711,454.73	13.34	6.770	646	76.95
300,000.01 - 350,000.00	57	18,547,167.02	10.43	6.757	663	78.46
350,000.01 - 400,000.00	57	21,493,173.52	12.09	6.864	660	79.99
400,000.01 - 450,000.00	20	8,488,526.20	4.77	6.552	646	77.82
450,000.01 - 500,000.00	15	7,070,660.94	3.98	6.886	653	79.88
500,000.01 - 550,000.00	7	3,770,893.64	2.12	6.682	630	71.32
550,000.01 - 600,000.00	4	2,292,250.59	1.29	7.065	620	77.06
600,000.01 - 650,000.00	1	650,000.00	0.37	7.500	635	89.66
650,000.01 - 700,000.00	1	663,351.92	0.37	6.990	621	70.00
750,000.01 - 800,000.00	1	790,000.00	0.44	6.880	599	64.49
800,000.01 - 850,000.00	1	800,100.00	0.45	8.520	723	90.00

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

Min: $12,491.78
Max: $800,100.00
Average: $160,316.03

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 — IO	286	78,405,932.79	44.10	6.786	663	79.11
ARM 2/28	345	65,845,813.32	37.04	7.117	629	77.28
Balloon 30/15	402	22,068,284.35	12.41	10.041	669	99.65
Fixed 30 yr	50	6,931,361.03	3.90	7.195	637	72.78
ARM 3/27 — IO	9	2,309,729.41	1.30	6.531	689	79.99
Fixed 30 yr — IO	5	1,213,200.00	0.68	6.241	644	71.06
ARM 3/27	4	533,555.00	0.30	7.321	606	80.00
Fixed 15 yr	8	482,605.84	0.27	8.462	615	78.88

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	644	147,095,030.52	82.74	6.932	648	78.31
Balloon	402	22,068,284.35	12.41	10.041	669	99.65
Fixed	63	8,627,166.87	4.85	7.132	637	72.88

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	895	143,648,908.42	80.80	7.347	652	81.13
3	214	34,141,573.32	19.20	7.247	644	78.84

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

Min: 2
Max: 3
Weighted Average:2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	702	155,578,679.41	87.51	6.940	647	77.98
2	407	22,211,802.33	12.49	10.041	669	99.65

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	74,883.92	0.04	9.270	596	24.43
25.01 - 30.00	3	677,907.52	0.38	6.970	559	27.25
30.01 - 35.00	2	179,870.90	0.10	7.320	595	32.20
40.01 - 45.00	2	436,249.87	0.25	6.781	614	42.86
45.01 - 50.00	10	1,574,992.76	0.89	6.442	598	49.56
50.01 - 55.00	9	1,534,899.18	0.86	6.726	615	53.28
55.01 - 60.00	14	2,807,476.61	1.58	7.642	580	58.28
60.01 - 65.00	17	4,363,138.01	2.45	6.730	610	63.37
65.01 - 70.00	30	7,161,319.94	4.03	6.975	605	68.45
70.01 - 75.00	33	8,503,546.67	4.78	7.200	594	74.12
75.01 - 80.00	537	118,936,872.36	66.90	6.805	659	79.91
80.01 - 85.00	7	874,783.66	0.49	9.283	523	84.23
85.01 - 90.00	9	2,291,848.77	1.29	7.993	669	89.90
90.01 - 95.00	52	7,552,625.46	4.25	8.720	652	94.83
95.01 - 100.00	383	20,820,066.11	11.71	10.039	669	99.97

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

Min: 24.43
Max: 100.00
Weighted Average:80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	21	3,690,654.09	2.08	8.808	513	74.17
525 - 549	28	5,098,300.17	2.87	8.111	535	73.61
550 - 574	29	6,871,773.01	3.87	7.627	564	66.15
575 - 599	89	14,307,327.54	8.05	7.274	588	75.87
600 - 624	171	24,152,119.87	13.58	7.377	613	80.66
625 - 649	221	35,067,522.52	19.72	7.363	637	80.98
650 - 674	184	30,491,619.34	17.15	7.324	660	83.09
675 - 699	151	22,904,169.96	12.88	7.198	685	83.23
700 - 724	99	17,761,881.64	9.99	7.081	712	82.55
725 - 749	61	8,928,619.83	5.02	6.956	735	83.65
750 - 774	46	7,193,988.10	4.05	7.094	760	84.60
775 - 799	9	1,322,505.67	0.74	6.791	779	81.37

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

Min: 500
Max: 789
NZ Weighted Average: 650

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	861	128,223,013.26	72.12	7.375	666	83.66
Cashout Refinance	239	48,202,717.90	27.11	7.194	609	72.81
Rate/Term Refinance	9	1,364,750.58	0.77	7.661	620	79.67

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	860	140,409,717.06	78.97	7.301	647	80.35
PUD	102	15,578,470.22	8.76	7.564	661	82.93
Condo	111	15,252,452.73	8.58	7.285	667	82.39
Duplex	31	4,714,154.45	2.65	7.569	663	83.15
3-4 Family	5	1,835,687.28	1.03	7.131	627	67.18

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	690	114,662,130.14	64.49	7.511	662	82.00
Full	416	62,128,572.92	34.94	6.996	630	78.34
Limited	3	999,778.68	0.56	6.965	585	76.66

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,075	170,972,800.92	96.17	7.310	651	80.79
Non-Owner Occupied	31	6,160,804.89	3.47	7.810	635	78.11
Second Home	3	656,875.93	0.37	7.330	618	78.80

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	24	2,806,575.18	1.58	7.325	660	81.42
California	523	111,960,434.45	62.97	7.162	655	80.09
Colorado	23	2,350,393.16	1.32	7.455	642	83.16
Connecticut	2	159,836.24	0.09	9.404	627	84.00
Florida	102	14,257,022.20	8.02	7.555	634	78.75
Hawaii	2	354,943.31	0.20	7.740	666	84.00
Illinois	154	18,659,586.47	10.50	7.721	656	83.84
Kansas	4	216,755.11	0.12	7.925	694	84.00
Louisiana	4	338,092.73	0.19	8.092	621	79.91
Michigan	1	58,427.68	0.03	8.420	628	90.00
Minnesota	14	2,089,294.94	1.18	6.900	662	80.71
Missouri	29	2,392,122.86	1.35	8.036	628	83.28
Nevada	15	2,561,404.09	1.44	7.222	639	77.98
Oklahoma	21	1,537,107.16	0.86	7.544	630	82.88
Oregon	18	2,766,633.58	1.56	7.075	654	80.22
Texas	134	10,859,588.53	6.11	7.870	618	82.17
Utah	25	2,826,561.05	1.59	7.373	642	81.21
Washington	7	973,387.47	0.55	7.492	660	84.53
Wisconsin	7	622,315.53	0.35	8.022	668	85.65

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	268	32,695,397.70	18.39	7.847	651	83.14
12	39	8,847,343.54	4.98	7.331	661	78.63
24	731	126,939,714.75	71.40	7.200	650	80.57
36	71	9,308,025.75	5.24	7.240	640	75.73

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

Loans with Penalty:81.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) — ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

0.501 - 1.000	1	108,800.00	0.07	7.545	627	80.00
3.501 - 4.000	17	2,690,933.31	1.83	7.126	668	81.26
4.001 - 4.500	33	5,250,405.02	3.57	6.842	660	78.56
4.501 - 5.000	7	2,615,137.14	1.78	6.816	651	75.31
5.001 - 5.500	1	298,388.22	0.20	5.870	588	66.00
5.501 - 6.000	509	118,210,164.27	80.36	6.836	654	78.95
6.001 - 6.500	38	8,961,510.11	6.09	7.434	627	78.74
6.501 - 7.000	28	7,268,067.74	4.94	7.650	576	71.80
7.001 - 7.500	10	1,691,624.71	1.15	8.235	570	60.21

Total:	644	147,095,030.52	100.00	6.932	648	78.31

Min: 1.000
Max: 7.250
Weighted Average (>0): 5.940

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	5	823,969.72	0.56	5.414	716	66.23
11.501 - 12.000	30	7,209,492.55	4.90	5.816	644	74.76
12.001 - 12.500	52	11,663,694.94	7.93	6.321	641	76.77
12.501 - 13.000	133	28,850,570.86	19.61	6.515	660	77.41
13.001 - 13.500	122	30,758,950.02	20.91	6.578	671	78.95
13.501 - 14.000	159	36,695,797.77	24.95	7.064	651	78.56
14.001 - 14.500	64	15,516,286.42	10.55	7.553	619	78.18
14.501 - 15.000	45	9,034,922.45	6.14	8.192	606	79.40
15.001 - 15.500	16	2,781,504.89	1.89	8.774	596	83.70
15.501 - 16.000	14	3,345,303.24	2.27	8.982	625	86.02
16.001 - 16.500	2	108,771.98	0.07	10.185	568	90.39
16.501 - 17.000	2	305,765.68	0.21	10.693	538	79.07

Total:	644	147,095,030.52	100.00	6.932	648	78.31

Min: 11.350
Max: 16.700
Weighted Average (>0): 13.482

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	6	988,969.47	0.67	5.408	700	63.52
5.501 - 6.000	64	16,593,121.55	11.28	5.850	664	76.47
6.001 - 6.500	130	34,918,700.21	23.74	6.354	667	78.56
6.501 - 7.000	202	46,813,140.78	31.83	6.818	657	78.04
7.001 - 7.500	89	18,990,018.09	12.91	7.280	645	78.43
7.501 - 8.000	77	14,516,265.21	9.87	7.781	622	78.45
8.001 - 8.500	24	5,341,652.55	3.63	8.286	565	78.81
8.501 - 9.000	29	6,092,091.87	4.14	8.775	606	84.68
9.001 - 9.500	11	1,395,529.89	0.95	9.299	573	82.45
9.501 - 10.000	8	1,031,003.24	0.70	9.649	542	73.68
10.001 - 10.500	2	108,771.98	0.07	10.185	568	90.39
10.501 - 11.000	2	305,765.68	0.21	10.693	538	79.07

Total:	644	147,095,030.52	100.00	6.932	648	78.31

Min: 5.350
Max: 10.700
Weighted Average (>0): 6.933

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	348	66,171,719.16	44.99	7.120	629	77.29
1.500	296	80,923,311.36	55.01	6.779	664	79.14

Total:	644	147,095,030.52	100.00	6.932	648	78.31

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.275

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	644	147,095,030.52	100.00	6.932	648	78.31

Total:	644	147,095,030.52	100.00	6.932	648	78.31

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

No Coverage	1,109	177,790,481.74	100.00	7.328	650	80.69

Total:	1,109	177,790,481.74	100.00	7.328	650	80.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.